UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 13, 2009

Regal Entertainment Group

 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-31315	02-0556934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7132 Regal Lane, Knoxville, Tennessee 37918

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 865-922-1123

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Regal Entertainment Group (the “Company”) is filing this Current Report on Form 8-K (this “Report”) to reflect certain required accounting adjustments and reclassifications described below with respect to the financial information contained in the Company’s Annual Report on Form 10-K for the fiscal year ended January 1, 2009 (the “Original 2008 Form 10-K”), filed on March 2, 2009.  Except as set forth below, neither this Report nor the Exhibits hereto reflect any events occurring after the filing of the Original 2008 Form 10-K, as amended by Amendment No. 1 (the “Amended 2008 Form 10-K” filed on March 12, 2009 and together with the Original 2008 Form 10-K, the “2008 Form 10-K”), or modify or update the disclosures in the 2008 Form 10-K and the Company’s filings made with the Securities and Exchange Commission (“SEC”) subsequent to the filing of the 2008 Form 10-K, including any amendments to those filings.

As previously disclosed in the 2008 Form 10-K, in May 2008 the Financial Accounting Standards Board (“FASB”) issued Staff Position No. APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP APB 14-1”), which clarifies the accounting for convertible debt instruments that may be settled in cash (including partial cash settlement) upon conversion.  FSP APB 14-1 requires issuers to account separately for the liability and equity components of certain convertible debt instruments in a manner that reflects the issuer’s nonconvertible debt borrowing rate on the instrument’s issuance date when interest cost is recognized in subsequent periods. FSP APB 14-1 requires bifurcation of a component of the debt, classification of that component in equity, and the accretion of the resulting discount on the debt to be recognized as part of interest expense in the issuer’s consolidated statement of operations.  FSP APB 14-1 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years, and must be applied retrospectively to all periods presented.  FSP APB 14-1 is effective for the Company as of January 2, 2009 and is reflected in our consolidated financial statements commencing with the first fiscal quarter of 2009.

The Company’s 6 1/4% Convertible Senior Notes issued on March 10, 2008 and due March 15, 2011 and the 3 3/4% Convertible Senior Notes issued May 28, 2003 and due May 15, 2008 are within the scope of FSP APB 14-1.  As a result, the retrospective application of FSP APB 14-1 affects years 2003 through 2008; the Company is required to record the debt portions of the 6 1/4% Convertible Senior Notes and the 3 3/4% Convertible Senior Notes at their fair values as of the dates of issuance and amortize the discount into interest expense over the life of the debt during the periods in which the debt instruments are outstanding.  There will be no effect, however, on the Company’s cash interest payments.

Also as previously disclosed in the 2008 Form 10-K, in December 2007, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 160, Noncontrolling Interest in Consolidated Financial Statements. SFAS No. 160 establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary.  Specifically, this statement requires the recognition of a noncontrolling interest (minority interest) as equity in the consolidated financial statements and separate from the parent’s equity. The amount of net income attributable to the noncontrolling interest will be included in consolidated net income on the face of the income statement. SFAS No. 160 clarifies that changes in a parent’s ownership interest in a subsidiary that do not result in deconsolidation are equity transactions if the parent retains its controlling financial interest. In addition, this statement requires that a parent recognize a gain or loss in net income when a subsidiary is deconsolidated. Such gain or loss will be measured using the fair value of the noncontrolling equity investment on the deconsolidation date. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. The Company adopted SFAS No. 160 during the quarter ended April 2, 2009.  The adoption had the effect of reclassifying amounts previously classified under “minority interest” to a component of equity under “noncontrolling interest” in the accompanying unaudited condensed consolidated balance sheets.  Amounts previously classified under “minority interest in earnings of consolidated subsidiaries” are now classified as “noncontrolling interest” and presented net of tax below “net income” to arrive at “net income attributable to controlling interest” in the accompanying unaudited condensed statements of income.

The Company has adjusted in Exhibits 99.1, 99.2, 99.3, 99.4, and 99.5 to this Report the following financial information contained in the 2008 Form 10-K in order to reflect the Company’s retrospective application of FSP APB 14-1 and SFAS No. 160:

•                  Part II, Item 6 – Selected Financial Data;

•                  Part II, Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•                  Part II, Item 7A – Quantitative and Qualitative Disclosures about Market Risk;

•                  Part II, Item 8 – Financial Statements and Supplementary Data; and

•                  Exhibit 12.1 – Computation of Ratio of Earnings to Fixed Charges.

In addition, references in the 2008 Form 10-K to net income in Part I, Item 1 — Business and net interest expense in Part 1, Item 1A — Risk Factors are modified to reflect the adjusted financial numbers contained in Part II, Item 8 attached hereto as Exhibit 99.4.

This Report is also being filed to add (a) Note 15 to the Company’s audited consolidated financial statements included within Part II, Item 8 of the 2008 Form 10-K and (b) Note 13 to the Company’s unaudited consolidated interim financial statements included within Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the three months and the six months ended July 2, 2009 (the “Second Quarter 2009 Form 10-Q”) filed on August 11, 2009. These additional notes to the financial statements provide condensed consolidating financial information in accordance with Rule 3-10(d) of Regulation S-X promulgated by the SEC for Regal Cinemas Corporation (“Regal Cinemas”) and certain of our other wholly-owned subsidiaries that have guaranteed Regal Cinemas’ 8.625% Senior Notes due 2019.   Part II, Item 8 of the 2008 Form 10-K is being amended in its entirety and is attached within Exhibit 99.4 hereto, which is incorporated by reference herein.  Part I, Item 1 of the Second Quarter 2009 Form 10-Q is being amended to add Note 13 thereto, which is attached as Exhibit 99.6 hereto and is incorporated by reference herein.

Because this Report is being filed only for the purposes described above, and only affects the items specified above, the other information contained in the 2008 Form 10-K and Second Quarter 2009 Form 10-Q remain unchanged.  No attempt has been made in this Report to modify or update disclosures in either the 2008 Form 10-K or Second Quarter 2009 Form 10-Q except as described above.  Accordingly, this Report should be read in conjunction with the 2008 Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the 2008 Form 10-K, including the Second Quarter 2009 Form 10-Q and any amendments to those filings.

Item 9.01   Financial Statements and Exhibits.

The following Exhibits filed with this Report and incorporated herein by reference update and supersede those portions of (i) the 2008 Form 10-K that are affected by the adoption of FSP APB 14-1 and SFAS No. 160 and (ii) the 2008 Form 10-K and Second Quarter 2009 Form 10-Q that are affected by the inclusion of the condensed consolidating financial information for Regal Cinemas Corporation and certain of our other wholly-owned subsidiaries that have guaranteed Regal Cinemas’ 8.625% Senior Notes due 2019.  All other information in the 2008 Form 10-K and Second Quarter 2009 Form 10-Q has not been updated for events or developments that have occurred subsequent to the filing of the Original 2008 Form 10-K or the Second Quarter Form 10-Q, as applicable, with the SEC.  For developments since the filing of the 2008 Form 10-K, refer to our Quarterly Reports on Form 10-Q for the quarterly periods ended July 2, 2009 and April 2, 2009, and our Forms 8-K filed subsequent to March 2, 2009.  The information in this Report, including the Exhibits, should be read in conjunction with the 2008 Form 10-K and the Company’s subsequent filings with the SEC, including the Second Quarter Form 10-Q.

(d)          Exhibits.

Exhibit No.	Exhibit Description
23.1	Consent of KPMG LLP

99.1	2008 Form 10-K, Part II, Item 6 – Selected Financial Data

99.2	2008 Form 10-K, Part II, Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	2008 Form 10-K, Part II, Item 7A – Quantitative and Qualitative Disclosures about Market Risk

99.4	2008 Form 10-K, Part II, Item 8 – Financial Statements and Supplementary Data

99.5	2008 Form 10-K, Exhibit 12.1 – Computation of Ratio of Earnings to Fixed Charges

99.6	Second Quarter 2009 Form 10-Q, Part I, Item 1 – Note 13. Condensed Consolidating Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP

Date: October 13, 2009	By:	/s/ David H. Ownby
	Name:	David H. Ownby
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
23.1	Consent of KPMG LLP

99.1	2008 Form 10-K, Part II, Item 6 – Selected Financial Data

99.2	2008 Form 10-K, Part II, Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	2008 Form 10-K, Part II, Item 7A – Quantitative and Qualitative Disclosures about Market Risk

99.4	2008 Form 10-K, Part II, Item 8 – Financial Statements and Supplementary Data

99.5	2008 Form 10-K, Exhibit 12.1 – Computation of Ratio of Earnings to Fixed Charges

99.6	Second Quarter 2009 Form 10-Q, Part I, Item 1 – Note 13. Condensed Consolidating Financial Information